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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 25, 2005

                       Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)


             Delaware                     333-113543              13-3939229
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)

                  1585 Broadway                                     10036
                New York, New York                             ---------------
     (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code  (212) 761-4000
                                                           ---------------------

                                    No Change
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          (Former name or former address, if changed since last report)


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Item 8.01. Other Events

         In connection with the offering of IXIS Real Estate Capital Trust 2005-HE2, Mortgage Pass-through certificates, Series 2005-HE2, certain "Computational Materials", dated April 25, 2005, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 9.01. Financial Statements and Exhibits

(a)      Not applicable

(b)      Not applicable

(c) Exhibit 99.1. Related Computational Materials (as defined in Item 8.01 above)

(d) Exhibit 99.2. Related Computational Materials (as defined in Item 8.01 above)

(e) Exhibit 99.3. Related Computational Materials (as defined in Item 8.01 above)

(f) Exhibit 99.4. Related Computational Materials (as defined in Item 8.01 above)

(g) Exhibit 99.5. Related Computational Materials (as defined in Item 8.01 above)

(h) Exhibit 99.6. Related Computational Materials (as defined in Item 8.01 above)

(i) Exhibit 99.7. Related Computational Materials (as defined in Item 8.01 above)

(j) Exhibit 99.8. Related Computational Materials (as defined in Item 8.01 above)

(k) Exhibit 99.9. Related Computational Materials (as defined in Item 8.01 above)

(l) Exhibit 99.10. Related Computational Materials (as defined in Item 8.01 above)

(m) Exhibit 99.11. Related Computational Materials (as defined in Item 8.01 above)

(n) Exhibit 99.12. Related Computational Materials (as defined in Item 8.01 above)

(o) Exhibit 99.13. Related Computational Materials (as defined in Item 8.01 above)

(p) Exhibit 99.14. Related Computational Materials (as defined in Item 8.01 above)

(q) Exhibit 99.15. Related Computational Materials (as defined in Item 8.01 above)

(r) Exhibit 99.16. Related Computational Materials (as defined in Item 8.01 above)

                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  MORGAN STANLEY ABS CAPITAL I INC.
                                  ----------------------------------------------
                                  as Depositor and on behalf of IXIS Real Estate Capital Trust 2005-HE2
                                  Registrant


                                          By: /s/ Gail McDonnell
                                              ------------------------
                                              Name:  Gail McDonnell
                                              Title: Vice President


Dated:  April 27, 2005

                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1            Related Computational Materials (as defined in Item 8.01 above).

99.2            Related Computational Materials (as defined in Item 8.01 above).

99.3            Related Computational Materials (as defined in Item 8.01 above).

99.4            Related Computational Materials (as defined in Item 8.01 above).

99.5            Related Computational Materials (as defined in Item 8.01 above).

99.6            Related Computational Materials (as defined in Item 8.01 above).

99.7            Related Computational Materials (as defined in Item 8.01 above).

99.8            Related Computational Materials (as defined in Item 8.01 above).

99.9            Related Computational Materials (as defined in Item 8.01 above).

99.10           Related Computational Materials (as defined in Item 8.01 above).

99.11           Related Computational Materials (as defined in Item 8.01 above).

99.12           Related Computational Materials (as defined in Item 8.01 above).

99.13           Related Computational Materials (as defined in Item 8.01 above).

99.14           Related Computational Materials (as defined in Item 8.01 above).

99.15           Related Computational Materials (as defined in Item 8.01 above).

99.16           Related Computational Materials (as defined in Item 8.01 above).